Capital disclosures and net debt - Disclosure of the net debt ratio (Details) $ in Millions		Dec. 31, 2021 USD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 USD ($)	Jan. 01, 2018 USD ($)
Disclosure of detailed information about hedges [line items]
Finance debt		$ 61,176	$ 72,664
Less: fair value asset (liability) of hedges related to finance debta		(118)	2,612
Debt, net of hedging instruments		61,294	70,052
Less: cash and cash equivalents		30,681	31,111	$ 22,472		$ 22,468
Net debt		30,613	38,941
Equity	[1]	$ 90,439	$ 85,568	$ 100,708	$ 101,548
Gearing		0.253	0.313
Debt Hedges | Derivatives
Disclosure of detailed information about hedges [line items]
Financial liabilities at fair value through profit or loss		$ 166	$ 236

[1]	See Note 31 for further information.